UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03450

Name of Fund: Merrill Lynch Focus Value Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Focus Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/06

Date of reporting period: 08/01/05 - 07/31/06

Item 1 - Report to Stockholders

Annual Report
July 31, 2006

Merrill Lynch
Focus Value Fund, Inc.

Merrill Lynch Focus Value Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close around the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors and shareholders have approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.


2       MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected around the end of the third quarter of 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                  3

A Discussion With Your Fund's Portfolio Managers

      We began transitioning the portfolio into attractively valued larger-cap stocks that we believe have the potential to lead the market as the economic cycle evolves and corporate earnings growth slows.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2006, Merrill Lynch Focus Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +7.79%, +6.97%, +6.88%, +8.06% and +7.56%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) This compared to a return of +5.38% for the broad-market Standard & Poor's 500 (S&P 500) Index, +11.59% for the benchmark Russell 1000 Value Index and an average return of +7.25% for the Lipper Multi-Cap Value Funds category for the same period. (Funds in this Lipper category invest in companies in a variety of market- capitalization ranges that are considered to be undervalued relative to a major unmanaged stock index.)

The U.S. economy continued its impressive expansion in the latter half of 2005, with the exception of a marked slowdown in the fourth quarter precipitated by the devastation from Hurricanes Katrina and Rita. After posting growth of just 1.7% in the final quarter of 2005, the economy reasserted its resilience in the first quarter of 2006 with an annualized growth rate of 5.6%. Corporate earnings also continued to come in strong. Dr. Ben Bernanke replaced long-time Federal Reserve Board (the Fed) Chairman Alan Greenspan in January. The markets initially anticipated that the Fed's monetary tightening campaign might pause soon after Bernanke's installment, but sold off sharply in the second quarter amid fears that the central bank would continue to raise interest rates in its quest to ward off inflation. In fact, the Fed did raise interest rates in January, March, May and June, bringing the target rate to 5.25%. Because Bernanke has stated he is "data dependent" in determining monetary policy, each economic report since has received an exaggerated reaction in the marketplace. As such, his words have led to volatility and uncertainty in the markets. By the end of July, the economy had clearly slowed, the yield curve had flattened, housing had turned down and employment growth was modest. On August 8, 2006, the Fed opted to pause in its monetary tightening campaign with the hope that the previous 17 increases had navigated the economy's expansion to a more moderate, sustainable pace while still quelling inflation.

What factors most influenced Fund performance?

We saw positive performance from a number of stocks in the information technology (IT) sector, including BEA Systems, Inc., Nokia Corp. and Sun Microsystems, Inc. Also contributing to the Fund's relative results were GlobalSantaFe Corp. and Rowan Drilling Co., Inc. in energy service, Comcast Corp. in consumer discretionary, and JPMorgan Chase & Co. and Morgan Stanley in capital-markets-related financials. Strength in the housing market helped the valuation of our position in New Millennium Homes, while outperformance in our overweighted pharmaceuticals stocks, Pfizer, Inc. and GlaxoSmithKline Plc, also aided performance.

Detracting from Fund returns relative to the Russell 1000 Value Index were our positions in the consumer sectors, which largely reflected a slowdown in consumer spending patterns. In consumer discretionary, The Gap, Inc. and the Interpublic Group of Cos., Inc. detracted from Fund results. In addition, poor performance in a number of technology companies, such as Unisys Corp., Borland Software Corp. and LSI Logic Corp., more than offset the gains discussed above. Finally, our position in manufacturing conglomerate Tyco International Ltd. struggled amid operational problems. This has forced Tyco to consider breaking itself up, which we believe will improve the company's current valuation level.

What changes were made to the portfolio during the period?

Stocks in the IT and industrials sectors performed well as the economy expanded, and we took the opportunity to reduce exposure and lock in gains. Notable sales included Motorola, Inc., Sun Microsystems and Nokia in IT and Honeywell International Inc., Goodrich Corp. and Norfolk Southern Corp. in industrials. Also in IT, we sold several smaller names and replaced them with investments in larger, multinational companies, such as International Business Machines Corp. This is indicative of a broader trend that we have observed in the market. That is, coming out of an economic recession, the inclination is to favor smaller, lower-rated companies with the potential to grow dramatically. We had that exposure in the portfolio over the past couple of years, and benefited from it. As the economic cycle advances and earnings growth slows, we believe conditions favor the large, multinational companies that can grow earnings in a relatively consistent range.


4       MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

As value investors, we began to see opportunity in these large, defensively postured, geographically diversified companies when the market continued to chase what we would view as yesterday's stories -- the small capitalization, material and energy stocks that benefited from the economic revitalization of China and India. We believe these themes have played out and that attention will ultimately shift to larger, more stable names. As such, we found compelling opportunities in health care, an area we avoided for nearly a decade. We increased our positions in drug-maker Pfizer and medical supply company Baxter International, Inc. After suffering through earnings shortfalls and industry-related issues for years, we believe these companies' share prices have become incredibly attractive, particularly relative to the high valuations now being commanded by some of the energy and materials stocks. Pfizer, the world's largest pharmaceutical company, has an impressive pipeline of new drugs. The company has embarked on a significant cost-cutting program and replaced senior management. Given its historically low valuation and attractive free cash flow, we believe Pfizer presents a compelling opportunity. Similarly, Baxter is in the midst of a turnaround. New management has shored up the balance sheet, improved product quality and restored double-digit earnings growth. In our view, Baxter trades at a reasonable multiple to its earnings potential.

Another favored area is consumer staples, where we maintain ample positions in General Mills, Inc. and The Kroger Co. General Mills is a leading packaged foods company with over $12 billion in sales. The company struggled with digestion issues after the October 2001 acquisition of Pillsbury, but conditions are now improving. General Mills' innovation pipeline appears robust, the food service business is on the mend and the company's balance sheet has been cleaned up. We find that General Mills trades at an attractive valuation relative to its peers. Kroger, the nation's #1 pure grocery chain, embarked on a restructuring program several years ago in which it slashed operating expenses and invested the savings in lower product prices. The program took some time to bear fruit, but the company is now competing successfully. Market share and sales trends have been favorable and Kroger trades at a reasonable valuation relative to its growth prospects. Finally, we added General Electric Co. to the portfolio given its historically low valuation level. We believe the company's operational excellence and geographic diversity are unmatched.

As a result of our focus on larger-capitalization companies, the Fund's average market cap increased to its highest level in many years.

How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was overweight versus the Russell 1000 Value Index in industrials, IT and materials. Within industrials, our focus is primarily on defense companies and multinational conglomerates. In materials, we favor those companies that have yet to enjoy the price advance already seen by metals stocks, such as paper and aluminum. The portfolio was most underweight at period-end in financials, utilities and energy.

We believe the economy is poised for a slowdown and that a gradual move away from economic sensitivity is prudent. We believe the Fed's tightening cycle, to date, has struck the proper balance of fending off inflation while allowing the economic recovery to continue at a moderate pace. Given its recent pause, we expect the Fed to monitor future economic data and to set monetary policy accordingly. The strong economy has led to solid corporate profits, strong balance sheets and robust merger-and-acquisition activity, which has translated into healthy equity markets. We believe these factors should remain in place, but are mindful that high oil prices, weakness in the housing market and a watchful Fed could lead to a slower rate of growth in the future. On balance, we expect the next three years to be different from the prior three in terms of the collection of companies with the potential to outperform.

Given this outlook, we continue to migrate toward the larger end of the market capitalization spectrum. In our assessment, large cap stocks have never looked more attractive by all measures, including price-to-book ratios and forward earnings. These are the companies with the free cash flow to invest in their own businesses, buy back shares and engage in merger and acquisition activity -- affording them the potential to prosper regardless of the economic backdrop.

Robert J. Martorelli
Senior Vice President and Co-Portfolio Manager

Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager

August 8, 2006


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                  5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                          6-Month                 12-Month                 10-Year
As of July 31, 2006                                     Total Return            Total Return             Total Return
=====================================================================================================================
ML Focus Value Fund, Inc. Class A Shares*                  +3.09%                  + 7.79%                  +194.32%
---------------------------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class B Shares*                  +2.69                   + 6.97                   +176.62
---------------------------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class C Shares*                  +2.67                   + 6.88                   +172.02
---------------------------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class I Shares*                  +3.20                   + 8.06                   +201.60
---------------------------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class R Shares*                  +3.01                   + 7.56                   +188.82
---------------------------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                              +5.07                   +11.59                   +198.15
---------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index***                                        +0.67                   + 5.38                   +134.08
---------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Russell 1000 is a registered trademark of the Frank Russell Company.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C, Class I & Class R Shares compared to growth of an investment in the Russell 1000 Value Index and the S&P 500 Index. Values are from July 1996 to July 2006:

       ML Focus Value      ML Focus Value      ML Focus Value     ML Focus Value      ML Focus Value     Russell 1000
       Fund, Inc. +--      Fund, Inc. +--      Fund, Inc. +--     Fund, Inc. +--      Fund, Inc. +--            Value       S&P 500
      Class A Shares*     Class B Shares*     Class C Shares*    Class I Shares*     Class R Shares*          Index++      Index+++
7/96          $ 9,475             $10,000             $10,000            $10,000             $10,000          $10,000       $10,000
7/97          $12,264             $12,848             $12,839            $12,978             $12,914          $14,883       $15,214
7/98          $13,577             $14,112             $14,110            $14,403             $14,261          $17,518       $18,148
7/99          $16,817             $17,354             $17,347            $17,882             $17,616          $20,144       $21,814
7/00          $18,965             $19,411             $19,402            $20,213             $19,813          $19,138       $23,772
7/01          $20,431             $20,752             $20,742            $21,829             $21,292          $20,810       $20,366
7/02          $15,721             $15,835             $15,819            $16,820             $16,324          $17,223       $15,554
7/03          $18,872             $18,877             $18,863            $20,263             $19,707          $19,073       $17,209
7/04          $22,097             $21,918             $21,906            $23,783             $22,995          $22,445       $19,476
7/05          $25,871             $25,662             $25,451            $27,910             $26,851          $26,717       $22,212
7/06          $27,887             $27,662             $27,202            $30,160             $28,882          $29,815       $23,408

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Focus Value Fund, Inc. invests in a diversified portfolio of equity and fixed income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++ This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.

Average Annual Total Returns

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
===============================================================================
Class A Shares*
===============================================================================
One Year Ended 7/31/06                               + 7.79%          + 2.13%
-------------------------------------------------------------------------------
Five Years Ended 7/31/06                             + 6.42           + 5.28
-------------------------------------------------------------------------------
Ten Years Ended 7/31/06                              +11.40           +10.80
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                     Return           Return
                                                  Without CDSC     With CDSC+++
===============================================================================
Class B Shares+
===============================================================================
One Year Ended 7/31/06                               + 6.97%          + 2.97%
-------------------------------------------------------------------------------
Five Years Ended 7/31/06                             + 5.60           + 5.27
-------------------------------------------------------------------------------
Ten Years Ended 7/31/06                              +10.71           +10.71
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                 Return Without     Return With
                                                      CDSC            CDSC+++
===============================================================================
Class C Shares++
===============================================================================
One Year Ended 7/31/06                               + 6.88%          + 5.88%
-------------------------------------------------------------------------------
Five Years Ended 7/31/06                             + 5.57           + 5.57
-------------------------------------------------------------------------------
Ten Years Ended 7/31/06                              +10.52           +10.52
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class I Shares                                                         Return
===============================================================================
One Year Ended 7/31/06                                                + 8.06%
-------------------------------------------------------------------------------
Five Years Ended 7/31/06                                              + 6.68
-------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                               +11.67
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class R Shares                                                         Return
===============================================================================
One Year Ended 7/31/06                                                + 7.56%
-------------------------------------------------------------------------------
Five Years Ended 7/31/06                                              + 6.29
-------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                               +11.19
-------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                  7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2006 and held through July 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                              Expenses Paid
                                                                    Beginning               Ending          During the Period*
                                                                  Account Value          Account Value       February 1, 2006
                                                                February 1, 2006         July 31, 2006       to July 31, 2006
==============================================================================================================================
Actual
==============================================================================================================================
Class A                                                            $   1,000               $1,030.90             $    6.34
------------------------------------------------------------------------------------------------------------------------------
Class B                                                            $   1,000               $1,026.90             $   10.20
------------------------------------------------------------------------------------------------------------------------------
Class C                                                            $   1,000               $1,026.70             $   10.20
------------------------------------------------------------------------------------------------------------------------------
Class I                                                            $   1,000               $1,032.00             $    5.09
------------------------------------------------------------------------------------------------------------------------------
Class R                                                            $   1,000               $1,030.10             $    7.55
==============================================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================================
Class A                                                            $   1,000               $1,018.55             $    6.31
------------------------------------------------------------------------------------------------------------------------------
Class B                                                            $   1,000               $1,014.73             $   10.14
------------------------------------------------------------------------------------------------------------------------------
Class C                                                            $   1,000               $1,014.73             $   10.14
------------------------------------------------------------------------------------------------------------------------------
Class I                                                            $   1,000               $1,019.79             $    5.06
------------------------------------------------------------------------------------------------------------------------------
Class R                                                            $   1,000               $1,017.36             $    7.50
------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.03% for Class B, 2.03% for Class C, 1.01% for Class I and 1.50% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

Portfolio Information as of July 31, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
American International Group, Inc. .........................              4.2%
Morgan Stanley .............................................              3.9
JPMorgan Chase & Co. .......................................              3.7
Parametric Technology Corp. ................................              3.7
E.I. du Pont de Nemours & Co. ..............................              3.4
Chevron Corp. ..............................................              3.2
Raytheon Co. ...............................................              3.1
Pfizer, Inc. ...............................................              2.8
Citigroup, Inc. ............................................              2.8
AT&T, Inc. .................................................              2.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
Investment Criteria                                                  Investments
--------------------------------------------------------------------------------
Earnings Turnaround ........................................             27.4%
Operational Restructuring ..................................             25.4
Above-Average Yield ........................................             10.6
Price-to-Book ..............................................             10.0
Price-to-Earnings Per Share ................................              9.4
Discount to Assets .........................................              3.6
Other* .....................................................             13.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Insurance ..................................................              9.2%
Diversified Financial Services .............................              6.5
Capital Markets ............................................              6.5
Software ...................................................              6.0
Media ......................................................              5.8
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                  9

Schedule of Investments

                                                        Shares
            Industry       Common Stocks                  Held        Value
===============================================================================
Above-Average Yield--12.0%
-------------------------------------------------------------------------------
            Commercial Services &
            Supplies--2.6%
            Waste Management, Inc. (f)                 254,300     $  8,742,834
            -------------------------------------------------------------------
            Diversified Telecommunication
            Services--2.8%
            AT&T, Inc. (f)                             311,000        9,326,890
            -------------------------------------------------------------------
            Food Products--2.2%
            Cadbury Schweppes Plc                       17,800          698,828
            General Mills, Inc.                        129,700        6,731,430
                                                                   ------------
                                                                      7,430,258
            -------------------------------------------------------------------
            Pharmaceuticals--2.8%
            Pfizer, Inc.                               364,300        9,468,157
            -------------------------------------------------------------------
            Trading Companies &
            Distributors--1.6%
            UAP Holding Corp.                          264,130        5,203,361
            -------------------------------------------------------------------
            Total Above-Average Yield                                40,171,500
            ===================================================================

===============================================================================
Discount to Assets--4.0%
-------------------------------------------------------------------------------
            Diversified Telecommunication
            Services--1.5%
            Verizon Communications, Inc.               151,100        5,110,202
            -------------------------------------------------------------------
            Energy Equipment &
            Services--2.5%
            GlobalSantaFe Corp. (f)                    153,100        8,409,783
            -------------------------------------------------------------------
            Total Discount to Assets                                 13,519,985
            ===================================================================

===============================================================================
Earnings Turnaround--31.0%
-------------------------------------------------------------------------------
            Aerospace & Defense--2.0%
            Northrop Grumman Corp.                     103,800        6,870,522
            -------------------------------------------------------------------
            Capital Markets--3.9%
            Morgan Stanley                             194,100       12,907,650
            -------------------------------------------------------------------
            Computers & Peripherals--2.5%
            International Business Machines Corp.      110,200        8,530,582
            -------------------------------------------------------------------
            Food & Staples Retailing--5.0%
            The Kroger Co. (f)                         367,200        8,419,896
            The Topps Co., Inc.                      1,022,602        8,354,658
                                                                   ------------
                                                                     16,774,554
            -------------------------------------------------------------------
            Health Care Equipment &
            Supplies--1.8%
            Baxter International, Inc.                 140,400        5,896,800
            -------------------------------------------------------------------
            Industrial Conglomerates--2.6%
            General Electric Co.                       265,200        8,669,388
            -------------------------------------------------------------------
            Life Sciences Tools &
            Services--0.4%
            PerkinElmer, Inc.                           82,500        1,487,475
            -------------------------------------------------------------------
            Metals & Mining--1.5%
            Alcoa, Inc.                                166,900        4,998,655
            -------------------------------------------------------------------
            Paper & Forest Products--2.6%
            International Paper Co. (f)                251,200        8,623,696
            -------------------------------------------------------------------
            Pharmaceuticals--1.5%
            GlaxoSmithKline Plc (a)                     91,100        5,040,563
            -------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment--1.7%
            LSI Logic Corp. (b)                        707,200        5,799,040
            -------------------------------------------------------------------
            Software--2.3%
            Borland Software Corp. (b)               1,363,700        7,636,720
            -------------------------------------------------------------------
            Specialty Retail--3.2%
            Foot Locker, Inc.                          138,000        3,749,460
            The Gap, Inc. (f)                          398,000        6,905,300
                                                                   ------------
                                                                     10,654,760
            -------------------------------------------------------------------
            Total Earnings Turnaround                               103,890,405
            ===================================================================

===============================================================================
Operational Restructuring--28.7%
-------------------------------------------------------------------------------
            Aerospace & Defense--3.1%
            Raytheon Co.                               229,500       10,343,565
            -------------------------------------------------------------------
            Capital Markets--2.6%
            The Bank of New York Co., Inc.             262,800        8,832,708
            -------------------------------------------------------------------
            Chemicals--3.4%
            E.I. du Pont de Nemours & Co. (f)          286,900       11,378,454
            -------------------------------------------------------------------
            Diversified Financial
            Services--3.7%
            JPMorgan Chase & Co.                       272,840       12,446,961
            -------------------------------------------------------------------
            IT Services--2.5%
            Unisys Corp. (b)                         1,666,900        8,534,528
            -------------------------------------------------------------------
            Industrial Conglomerates--2.2%
            Tyco International Ltd.                    276,600        7,216,494
            -------------------------------------------------------------------
            Media--4.2%
            Comcast Corp. Special Class A (b)          235,400        8,069,512
            Time Warner, Inc.                          359,100        5,925,150
                                                                   ------------
                                                                     13,994,662
            -------------------------------------------------------------------
            Office Electronics--1.1%
            Xerox Corp. (b)                            257,700        3,630,993
            -------------------------------------------------------------------
            Pharmaceuticals--1.0%
            Johnson & Johnson                           54,600        3,415,230
            -------------------------------------------------------------------
            Software--3.7%
            Parametric Technology Corp. (b)            797,300       12,326,258
            -------------------------------------------------------------------
            Wireless Telecommunication
            Services--1.2%
            Sprint Nextel Corp.                        209,400        4,146,120
            -------------------------------------------------------------------
            Total Operational Restructuring                          96,265,973
            ===================================================================


10      MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

Schedule of Investments (concluded)

                                                        Shares
            Industry       Common Stocks                  Held        Value
===============================================================================
Price-to-Book--11.3%
-------------------------------------------------------------------------------
            Diversified Financial Services--2.8%
            Citigroup, Inc.                            193,500     $  9,347,985
            -------------------------------------------------------------------
            Insurance--6.9%
            American International Group, Inc.         230,900       14,008,723
            The St. Paul Travelers Cos., Inc.          200,945        9,203,281
                                                                   ------------
                                                                     23,212,004
            -------------------------------------------------------------------
            Media--1.6%
            Gannett Co., Inc.                          102,300        5,331,876
            -------------------------------------------------------------------
            Total Price-to-Book                                      37,891,865
            ===================================================================

===============================================================================
Price-to-Earnings Per Share--10.6%
-------------------------------------------------------------------------------
            Containers & Packaging--2.6%
            Packaging Corp. of America (f)             374,100        8,578,113
            -------------------------------------------------------------------
            Insurance--2.3%
            Genworth Financial, Inc. Class A           230,100        7,892,430
            -------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--5.7%
            Chevron Corp. (f)                          161,700       10,636,626
            ConocoPhillips                             123,400        8,470,176
                                                                   ------------
                                                                     19,106,802
            -------------------------------------------------------------------
            Total Price-to-Earnings Per Share                        35,577,345
            ===================================================================
            Total Common Stocks
            (Cost--$279,433,148)--97.6%                             327,317,073
            ===================================================================

                                                    Beneficial
                           Other Interests (c)        Interest
===============================================================================
Financial Restructuring--0.0%
-------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--0.0%
            WRT Energy Corp. (Litigation Trust
              Certificates) (g)                    $ 1,981,437                0
            -------------------------------------------------------------------
            Total Other Interests
            (Cost--$202,416)--0.0%                                            0
            ===================================================================

                           Short-Term Securities
===============================================================================
            Merrill Lynch Liquidity Series, LLC
              Cash Sweep Series I, 5.07% (d)(h)      4,346,618        4,346,618
            Merrill Lynch Liquidity Series, LLC
              Money Market Series,
              5.33% (d)(e)(h)                       47,209,700       47,209,700
            -------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$51,556,318)--15.4%                               51,556,318
            ===================================================================
            Total Investments
            (Cost--$331,191,882*)--113.0%                           378,873,391

            Liabilities in Excess of Other
            Assets--(13.0%)                                         (43,705,754)
                                                                   ------------
            Net Assets--100.0%                                     $335,167,637
                                                                   ============
-------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ................................              $332,548,584
                                                                   ============
      Gross unrealized appreciation .................              $ 52,190,518
      Gross unrealized depreciation .................                (5,865,711)
                                                                   ------------
      Net unrealized appreciation ...................              $ 46,324,807
                                                                   ============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
      Affiliate                               Net Activity       Interest Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                   $ (3,079,148)        $   285,754
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                   $  3,291,200         $    31,228
      --------------------------------------------------------------------------

(e)   Security was purchased with the cash proceeds from securities loans.
(f)   Security, or a portion of security, is on loan.
(g) Restricted security as to resale, representing 0.0% of net assets, was as follows:

      --------------------------------------------------------------------------
                                          Acquisition
      Issue                                  Date            Cost        Value
      --------------------------------------------------------------------------
      WRT Energy Corp.
        (Litigation Trust Certificates)    7/10/1997       $202,416      $   0
      --------------------------------------------------------------------------

(h)   Represents the current yield as of July 31, 2006.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 11

Statement of Assets and Liabilities

As of July 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including
             securities loaned of $46,039,562) (identified cost--$279,635,564) .........                              $ 327,317,073
            Investments in affiliated securities, at value (identified
             cost--$51,556,318) ........................................................                                 51,556,318
            Receivables:
               Securities sold .........................................................        $   5,255,716
               Dividends ...............................................................              461,674
               Capital shares sold .....................................................               45,429
               Securities lending ......................................................                5,609             5,768,428
                                                                                                -------------
            Prepaid expenses ...........................................................                                     21,242
                                                                                                                      -------------
            Total assets ...............................................................                                384,663,061
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ..................................                                 47,209,700
            Bank overdraft .............................................................                                      2,499
            Payables:
               Securities purchased ....................................................            1,488,129
               Capital shares redeemed .................................................              402,680
               Investment adviser ......................................................              209,741
               Distributor .............................................................               68,852
               Other affiliates ........................................................               37,901             2,207,303
                                                                                                -------------
            Accrued expenses ...........................................................                                     75,922
                                                                                                                      -------------
            Total liabilities ..........................................................                                 49,495,424
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .................................................................                              $ 335,167,637
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
             authorized ................................................................                              $     858,711
            Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
             authorized ................................................................                                    198,519
            Class C Shares of Common Stock, $.10 par value, 50,000,000 shares
             authorized ................................................................                                    182,184
            Class I Shares of Common Stock, $.10 par value, 50,000,000 shares
             authorized ................................................................                                  1,065,739
            Class R Shares of Common Stock, $.10 par value, 100,000,000 shares
             authorized ................................................................                                      4,443
            Paid-in capital in excess of par ...........................................                                255,311,521
            Undistributed investment income--net .......................................        $   1,969,708
            Undistributed realized capital gain--net ...................................           27,895,303
            Unrealized appreciation--net ...............................................           47,681,509
                                                                                                -------------
            Total accumulated earnings--net ............................................                                 77,546,520
                                                                                                                      -------------
            Net Assets .................................................................                              $ 335,167,637
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Class A--Based on net assets of $126,027,949 and 8,587,113 shares
             outstanding ...............................................................                              $       14.68
                                                                                                                      =============
            Class B--Based on net assets of $26,537,004 and 1,985,188 shares
             outstanding ...............................................................                              $       13.37
                                                                                                                      =============
            Class C--Based on net assets of $23,819,023 and 1,821,838 shares
             outstanding ...............................................................                              $       13.07
                                                                                                                      =============
            Class I--Based on net assets of $158,174,646 and 10,657,386 shares
             outstanding ...............................................................                              $       14.84
                                                                                                                      =============
            Class R--Based on net assets of $609,015 and 44,428 shares
             outstanding ...............................................................                              $       13.71
                                                                                                                      =============

      See Notes to Financial Statements.


12      MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

Statement of Operations

For the Year Ended July 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $18,199 foreign withholding tax) .........................                              $   6,156,905
            Interest from affiliates ...................................................                                    285,754
            Securities lending--net ....................................................                                     31,228
                                                                                                                      -------------
            Total income ...............................................................                                  6,473,887
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...................................................        $   3,532,377
            Account maintenance and distribution fees--Class B .........................              329,838
            Account maintenance fees--Class A ..........................................              325,664
            Account maintenance and distribution fees--Class C .........................              270,107
            Transfer agent fees--Class I ...............................................              202,061
            Transfer agent fees--Class A ...............................................              162,055
            Accounting services ........................................................              152,840
            Custodian fees .............................................................               86,486
            Professional fees ..........................................................               70,613
            Registration fees ..........................................................               56,858
            Printing and shareholder reports ...........................................               50,156
            Transfer agent fees--Class B ...............................................               48,150
            Transfer agent fees--Class C ...............................................               40,681
            Directors' fees and expenses ...............................................               21,307
            Account maintenance and distribution fees--Class R .........................                2,611
            Pricing fees ...............................................................                1,181
            Transfer agent fees--Class R ...............................................                  648
            Other ......................................................................               33,616
                                                                                                -------------
            Total expenses before waiver ...............................................            5,387,249
            Waiver of expenses .........................................................             (883,094)
                                                                                                -------------
            Total expenses after waiver ................................................                                  4,504,155
                                                                                                                      -------------
            Investment income--net .....................................................                                  1,969,732
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on investments--net ..........................................                                 34,404,256
            Change in unrealized appreciation on investments--net ......................                                (10,674,982)
                                                                                                                      -------------
            Net realized and unrealized gain--net ......................................                                 23,729,274
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations .......................                              $  25,699,006
                                                                                                                      =============

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 13

Statements of Changes in Net Assets

                                                                                                        For the Year Ended
                                                                                                             July 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                  2006                  2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .....................................................        $   1,969,732         $     850,405
            Realized gain--net .........................................................           34,404,256            45,789,886
            Change in unrealized appreciation--net .....................................          (10,674,982)           15,033,515
                                                                                                -----------------------------------
            Net increase in net assets resulting from operations .......................           25,699,006            61,673,806
                                                                                                -----------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net:
               Class A .................................................................             (191,705)                   --
               Class I .................................................................             (662,437)                   --
               Class R .................................................................                 (137)                   --
            Realized gain--net:
               Class A .................................................................           (4,562,017)                   --
               Class B .................................................................           (1,348,179)                   --
               Class C .................................................................           (1,129,292)                   --
               Class I .................................................................           (5,610,608)                   --
               Class R .................................................................              (18,151)                   --
                                                                                                -----------------------------------
            Net decrease in net assets resulting from dividends and
             distributions to shareholders .............................................          (13,522,526)                   --
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions .........          (60,080,064)          (79,694,215)
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets ...............................................          (47,903,584)          (18,020,409)
            Beginning of year ..........................................................          383,071,221           401,091,630
                                                                                                -----------------------------------
            End of year* ...............................................................        $ 335,167,637         $ 383,071,221
                                                                                                ===================================
               * Undistributed investment income--net ..................................        $   1,969,708         $     854,255
                                                                                                ===================================

      See Notes to Financial Statements.


14       MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

Financial Highlights

                                                                                      Class A
The following per share data                         ---------------------------------------------------------------------------
and ratios have been derived                                                 For the Year Ended July 31,
from information provided in                         ---------------------------------------------------------------------------
the financial statements.                              2006             2005            2004            2003             2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............    $   14.12        $   12.06       $   10.30       $    8.58        $   12.01
                                                     ---------------------------------------------------------------------------
Investment income(loss)--net** ..................          .08              .04             .01            (.02)            (.01)
Realized and unrealized gain (loss)--net ........          .98             2.02            1.75            1.74            (2.70)
                                                     ---------------------------------------------------------------------------
Total from investment operations ................         1.06             2.06            1.76            1.72            (2.71)
                                                     ---------------------------------------------------------------------------
Less dividends and distributions from:
   Investment income--net .......................         (.02)              --              --              --               --
   Realized gain--net ...........................         (.48)              --              --              --             (.72)
                                                     ---------------------------------------------------------------------------
Total dividends and distributions ...............         (.50)              --              --              --             (.72)
                                                     ---------------------------------------------------------------------------
Net asset value, end of year ....................    $   14.68        $   14.12       $   12.06       $   10.30        $    8.58
                                                     ===========================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............         7.79%           17.08%          17.09%          20.05%          (23.06%)
                                                     ===========================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver .........................         1.26%            1.26%           1.34%           1.42%            1.41%
                                                     ===========================================================================
Expenses ........................................         1.51%            1.51%           1.51%           1.57%            1.54%
                                                     ===========================================================================
Investment income (loss)--net ...................          .58%             .27%            .08%           (.23%)           (.12%)
                                                     ===========================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $ 126,028        $ 135,696       $ 136,688       $ 120,193        $ 109,033
                                                     ===========================================================================
Portfolio turnover ..............................        99.76%           72.41%          91.79%          54.67%          123.59%
                                                     ===========================================================================

                                                                                      Class B
The following per share data                         ---------------------------------------------------------------------------
and ratios have been derived                                                 For the Year Ended July 31,
from information provided in                         ---------------------------------------------------------------------------
the financial statements.                              2006             2005            2004            2003             2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............    $   12.98        $   11.17       $    9.62       $    8.07        $   11.36
                                                     ---------------------------------------------------------------------------
Investment income(loss)--net** ..................         (.03)            (.06)           (.08)           (.09)            (.09)
Realized and unrealized gain (loss)--net ........          .90             1.87            1.63            1.64            (2.54)
                                                     ---------------------------------------------------------------------------
Total from investment operations ................          .87             1.81            1.55            1.55            (2.63)
                                                     ---------------------------------------------------------------------------
Less dividends and distributions from:
   Investment income--net .......................           --               --              --              --               --
   Realized gain--net ...........................         (.48)              --              --              --             (.66)
                                                     ---------------------------------------------------------------------------
Total dividends and distributions ...............         (.48)              --              --              --             (.66)
                                                     ---------------------------------------------------------------------------
Net asset value, end of year ....................    $   13.37        $   12.98       $   11.17       $    9.62        $    8.07
                                                     ===========================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............         6.97%           16.20%          16.11%          19.21%          (23.69%)
                                                     ===========================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver .........................         2.03%            2.03%           2.11%           2.20%            2.18%
                                                     ===========================================================================
Expenses ........................................         2.28%            2.28%           2.27%           2.35%            2.30%
                                                     ===========================================================================
Investment income (loss)--net ...................         (.21%)           (.50%)          (.70%)         (1.02%)           (.89%)
                                                     ===========================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $  26,537        $  42,351       $  57,812       $  67,382        $  79,617
                                                     ===========================================================================
Portfolio turnover ..............................        99.76%           72.41%          91.79%          54.67%          123.59%
                                                     ===========================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 15

                                                                                      Class C
The following per share data                         ---------------------------------------------------------------------------
and ratios have been derived                                                 For the Year Ended July 31,
from information provided in                         ---------------------------------------------------------------------------
the financial statements.                              2006             2005            2004            2003             2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............    $   12.71        $   10.94       $    9.42       $    7.90        $   11.17
                                                     ---------------------------------------------------------------------------
Investment income (loss)--net** .................         (.03)            (.06)           (.08)           (.08)            (.09)
Realized and unrealized gain (loss)--net ........          .87             1.83            1.60            1.60            (2.50)
                                                     ---------------------------------------------------------------------------
Total from investment operations ................          .84             1.77            1.52            1.52            (2.59)
                                                     ---------------------------------------------------------------------------
Less dividends and distributions from:
   Investment income--net .......................           --               --              --              --               --
   Realized gain--net ...........................         (.48)              --              --              --             (.68)
                                                     ---------------------------------------------------------------------------
Total dividends and distributions ...............         (.48)              --              --              --             (.68)
                                                     ---------------------------------------------------------------------------
Net asset value, end of year ....................    $   13.07        $   12.71       $   10.94       $    9.42        $    7.90
                                                     ===========================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............         6.88%           16.18%          16.14%          19.24%          (23.73%)
                                                     ===========================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver .........................         2.03%            2.04%           2.12%           2.21%            2.19%
                                                     ===========================================================================
Expenses ........................................         2.28%            2.29%           2.28%           2.36%            2.32%
                                                     ===========================================================================
Investment income (loss)--net ...................         (.21%)           (.50%)          (.70%)         (1.02%)           (.88%)
                                                     ===========================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $  23,819        $  31,391       $  34,179       $  31,492        $  31,763
                                                     ===========================================================================
Portfolio turnover ..............................        99.76%           72.41%          91.79%          54.67%          123.59%
                                                     ===========================================================================

                                                                                      Class I
The following per share data                         ---------------------------------------------------------------------------
and ratios have been derived                                                 For the Year Ended July 31,
from information provided in                         ---------------------------------------------------------------------------
the financial statements.                              2006             2005            2004            2003             2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............    $   14.27        $   12.16       $   10.36       $    8.60        $   12.04
                                                     ---------------------------------------------------------------------------
Investment income (loss)--net** .................          .12              .07             .04              --+             .01
Realized and unrealized gain (loss)--net ........          .99             2.04            1.76            1.76            (2.71)
                                                     ---------------------------------------------------------------------------
Total from investment operations ................         1.11             2.11            1.80            1.76            (2.70)
                                                     ---------------------------------------------------------------------------
Less dividends and distributions from:
   Investment income--net .......................         (.06)              --              --              --               --
   Realized gain--net ...........................         (.48)              --              --              --             (.74)
                                                     ---------------------------------------------------------------------------
Total dividends and distributions ...............         (.54)              --              --              --             (.74)
                                                     ---------------------------------------------------------------------------
Net asset value, end of year ....................    $   14.84        $   14.27       $   12.16       $   10.36        $    8.60
                                                     ===========================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............         8.06%           17.35%          17.37%          20.47%          (22.95%)
                                                     ===========================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver .........................         1.01%            1.01%           1.09%           1.17%            1.16%
                                                     ===========================================================================
Expenses ........................................         1.26%            1.26%           1.26%           1.32%            1.28%
                                                     ===========================================================================
Investment income (loss)--net ...................          .83%             .52%            .33%            .02%             .14%
                                                     ===========================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $ 158,175        $ 173,121       $ 172,024       $ 161,723        $ 154,734
                                                     ===========================================================================
Portfolio turnover ..............................        99.76%           72.41%          91.79%          54.67%          123.59%
                                                     ===========================================================================

* Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.


16       MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

Financial Highlights (concluded)

                                                                                              Class R
                                                                   -------------------------------------------------------------
                                                                                                                       For the
                                                                                 For the Year Ended                     Period
                                                                                      July 31,                      Jan. 3, 2003+
The following per share data and ratios have been derived          --------------------------------------------       to July 31,
from information provided in the financial statements.              2006               2005              2004             2003
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................          $ 13.23            $ 11.33           $  9.71          $  8.67
                                                                   -------------------------------------------------------------
Investment income (loss)--net** .........................              .05                 --@@@             --@@            .04
Realized and unrealized gain--net .......................              .91               1.90              1.62             1.00
                                                                   -------------------------------------------------------------
Total from investment operations ........................              .96               1.90              1.62             1.04
                                                                   -------------------------------------------------------------
Less dividends and distributions from:
   Investment income--net ...............................               --@@               --                --               --
   Realized gain--net ...................................             (.48)                --                --               --
                                                                   -------------------------------------------------------------
Total dividends and distributions .......................             (.48)                --                --               --
Net asset value, end of period ..........................          $ 13.71            $ 13.23           $ 11.33          $  9.71
                                                                   =============================================================
================================================================================================================================
Total Investment Return
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ......................             7.56%             16.77%            16.68%           12.00%@
                                                                   =============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver .................................             1.51%              1.51%             1.57%            1.67%*
                                                                   =============================================================
Expenses ................................................             1.76%              1.76%             1.75%            1.82%*
                                                                   =============================================================
Investment income (loss)--net ...........................              .34%               .03%             (.05%)           (.27%)*
                                                                   =============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ................          $   609            $   513           $   389          $    --++
                                                                   =============================================================
Portfolio turnover ......................................            99.76%             72.41%            91.79%           54.67%
                                                                   =============================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 17

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Focus Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued by quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


18      MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank overdraft -- The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

(j) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 19
be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during the fiscal 2008 year and the impact on the Fund's financial statements, if any, is currently being assessed.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 1.00% of the average daily value of the Fund's net assets. FAM has contractually agreed to waive .25% of its fee resulting in an annual fee equal to .75% of the average daily value of the Fund's net assets. The contract is effective through November 30, 2006 and is automatically renewable year to year thereafter unless terminated by the Fund. For the year ended July 31, 2006, FAM earned fees of $3,532,377, of which $883,094 was waived. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................            .25%                 --
Class B ................................            .25%                .75%
Class C ................................            .25%                .75%
Class R ................................            .25%                .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended July 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................               $  421               $5,481
Class I ..............................               $  112               $1,248
--------------------------------------------------------------------------------

For the year ended July 31, 2006, MLPF&S received contingent deferred sales charges of $35,422 and $846 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. As of July 31, 2006, the Fund lent securities with a value of $21,474,868 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the year ended July 31, 2006, MLIM, LLC received $13,633 in securities lending agent fees.

For the year ended July 31, 2006, the Fund reimbursed FAM $7,811 for certain accounting services.

In addition, MLPF&S received $145,107 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 2006.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FDS, FAMD, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment manage-


20      MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006
ment business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close around the end of the third quarter of 2006.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., a subsidiary of BlackRock, Inc., as well as a contingent sub-advisory agreement with BlackRock Advisors, Inc. The new advisory agreement will become effective upon the closing of the BlackRock transaction described above and the investment advisory fee will be unchanged.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2006 were $343,085,996 and $413,844,473, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $60,080,064 and $79,694,215 for the years ended July 31, 2006 and July 31, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2006                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               517,347           $  7,262,405
Automatic conversion of shares ...               535,965              7,437,583
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ..............               310,746              4,247,406
                                            -----------------------------------
Total issued .....................             1,364,058             18,947,394
Shares redeemed ..................            (2,389,363)           (33,629,756)
                                            -----------------------------------
Net decrease .....................            (1,025,305)          $(14,682,362)
                                            ===================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2005                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               879,523           $ 11,215,439
Automatic conversion of shares ...               710,053              9,250,011
                                            -----------------------------------
Total issued .....................             1,589,576             20,465,450
Shares redeemed ..................            (3,314,777)           (42,874,220)
                                            -----------------------------------
Net decrease .....................            (1,725,201)          $(22,408,770)
                                            ===================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2006                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               168,871           $  2,162,223
Shares issued to shareholders in
  reinvestment of distributions ..                97,123              1,216,215
                                            -----------------------------------
Total issued .....................               265,994              3,378,438
                                            -----------------------------------
Shares redeemed ..................              (958,367)           (12,280,439)
Automatic conversion of shares ...              (585,261)            (7,437,583)
                                            -----------------------------------
Total redeemed ...................            (1,543,628)           (19,718,022)
                                            -----------------------------------
Net decrease .....................            (1,277,634)          $(16,339,584)
                                            ===================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2005                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               363,699           $  4,363,728
                                            -----------------------------------
Shares redeemed ..................            (1,507,186)           (18,232,206)
Automatic conversion of shares ...              (768,892)            (9,250,011)
                                            -----------------------------------
Total redeemed ...................            (2,276,078)           (27,482,217)
                                            -----------------------------------
Net decrease .....................            (1,912,379)          $(23,118,489)
                                            ===================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2006                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               108,720           $  1,373,768
Shares issued to shareholders in
  reinvestment of distributions ..                81,723              1,001,868
                                            -----------------------------------
Total issued .....................               190,443              2,375,636
Shares redeemed ..................              (839,093)           (10,562,949)
                                            -----------------------------------
Net decrease .....................              (648,650)          $ (8,187,313)
                                            ===================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2005                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               169,605           $  1,993,818
Shares redeemed ..................              (824,482)            (9,753,302)
                                            -----------------------------------
Net decrease .....................              (654,877)          $ (7,759,484)
                                            ===================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2006                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               471,851           $  6,632,904
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ..............               399,615              5,505,500
                                            -----------------------------------
Total issued .....................               871,466             12,138,404
Shares redeemed ..................            (2,344,047)           (33,086,613)
                                            -----------------------------------
Net decrease .....................            (1,472,581)          $(20,948,209)
                                            ===================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2005                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               969,812           $ 12,793,522
Shares redeemed ..................            (2,988,326)           (39,257,348)
                                            -----------------------------------
Net decrease .....................            (2,018,514)          $(26,463,826)
                                            ===================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended July 31, 2006                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................                19,842           $    264,538
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ..............                 1,429                 18,289
                                            -----------------------------------
Total issued .....................                21,271                282,827
Shares redeemed ..................               (15,570)              (205,423)
                                            -----------------------------------
Net increase .....................                 5,701           $     77,404
                                            ===================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended July 31, 2005                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................                21,540           $    269,290
Shares redeemed ..................               (17,181)              (212,936)
                                            -----------------------------------
Net increase .....................                 4,359           $     56,354
                                            ===================================


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 21

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended July 31, 2006.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2006 and July 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                              7/31/2006                7/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ................          $    854,279                      --
  Net long-term capital gains ....            12,668,247                      --
                                            ------------------------------------
Total distributions ..............          $ 13,522,526                      --
                                            ====================================

As of July 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ......................         $19,732,570
Undistributed long-term capital gains -- net ..............          11,489,143
                                                                    -----------
Total undistributed earnings -- net .......................          31,221,713
Capital loss carryforward .................................                  --
Unrealized gains -- net ...................................          46,324,807*
                                                                    -----------
Total accumulated earnings -- net .........................         $77,546,520
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


22       MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch Focus Value Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Focus Value Fund, Inc. as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Focus Value Fund, Inc. as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 20, 2006

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Focus Value Fund, Inc. to shareholders of record on September 13, 2005:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ......................         100.00%
Dividends Qualifying for the Dividends Received
  Deduction for Corporations ...................................         100.00%
--------------------------------------------------------------------------------

Additionally, the Fund distributed long-term capital gains of $.237699 per share to shareholders of record on September 13, 2005 and $.240525 per share to shareholders of record on December 13, 2005.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 23

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only association with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as retail offshore funds, under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the


24      MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006
distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in February 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, focusing on the investment advisory services and the resulting performance of the Fund. The Board uses data provided by Lipper and by management in its review of advisory services. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that performance was competitive. Considering all these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Mr. Martorelli and Mr. Rendino are the Fund's co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Martorelli has more than 19 years experience and Mr. Rendino has more than 13 years experience in portfolio management. The Board concluded that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that experience.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category and compares the Fund's total expenses to those of other comparable funds. The Board considers the services provided to and the fees changed by the Investment Adviser to other types of clients with similar investment mandates. The Board also noted that the Investment Adviser had agreed to continue its agreement to waive a portion of the Fund's management fee. The Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio are reasonable.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 25

Disclosure of Investment Advisory Agreement (concluded)

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While the Board concluded that the Fund's assets have not reached a level where such economies are sufficiently available that breakpoints should be introduced, the Board noted that they would continue to seek information relating to economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee (including the fee waiver) was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). The New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;


26      MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in February 2006, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 27

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions(R) brand name.


28      MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 29

Disclosure of New Investment Advisory Agreement (concluded)

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. The Contingent Subadvisory Agreement would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the


30      MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006
period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, is contingent on further Board approval. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 31

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President and Chief Investment Officer of MLIM and    178 Portfolios
            08543-9011     Director              FAM since 2001; Co-Head (Americas Region) thereof
            Age: 51                              from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") since 2001; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in
                                                 1999 and Executive Vice President thereof from 1991
                                                 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since 1996   39 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 62                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992;             39 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology      59 Portfolios
            08543-9095                           from 1986 to 1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     1994 to  Member of the Committee of Investment of Employee     39 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        59 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                         Corporation
            Age: 71                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement
                                                 Funds from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York Common
                                                 Retirement Fund since 1989; Member of the
                                                 Investment Advisory Committee of the Howard Hughes
                                                 Medical Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to 2004,
                                                 Vice Chairman thereof from 1998 to 2004, and
                                                 Director Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director,
                                                 Kimco Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman thereof
                                                 from 2002 to 2005, and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998 and its
                                                 Vice Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since
                                                 2000; Member of the Investment Committee of the
                                                 National Trust for Historic Preservation since
                                                 2000.


32      MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  Chairman of the Board of Directors of Vigilant        39 Funds        None
London      Princeton, NJ               present  Research, Inc. since 2006; Member of the Board of     59 Portfolios
            08543-9095                           Directors for Grantham University since 2006;
            Age: 67                              Director of AIMS since 2006; Director of Reflex
                                                 Security since 2006; Director of InnoCentive, Inc.
                                                 since 2006; Director of Cerego, LLC since 2005;
                                                 Professor Emeritus, New York University since 2005;
                                                 John M. Olin Professor of Humanities, New York
                                                 University from 1993 to 2005 and Professor thereof
                                                 from 1980 to 2005; President, Hudson Institute
                                                 since 1997 and Trustee thereof since 1980; Dean,
                                                 Gallatin Division of New York University from 1976
                                                 to 1993; Distinguished Fellow, Herman Kahn Chair,
                                                 Hudson Institute from 1984 to 1985; Director, Damon
                                                 Corp. from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 63                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly and Ramo, Attorneys at
                                                 Law P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon        59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 69                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 33

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
            08543-9011     and          and      Treasurer of Princeton Services since 1999 and Director since 2004; Vice President
            Age: 46        Treasurer    1999 to  of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice present  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert J.   P.O. Box 9011  Vice         1986 to  Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to
Martorelli  Princeton, NJ  President    present  2000.
            08543-9011
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Kevin M.    P.O. Box 9011  Vice         2002 to  Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to
Rendino     Princeton, NJ  President    present  2000.
            08543-9011
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


34      MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2006                 35

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Focus Value Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10263 -- 7/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -            Fiscal Year Ending July 31, 2006 - $39,500
                                     Fiscal Year Ending July 31, 2005 - $39,000

         (b) Audit-Related Fees -    Fiscal Year Ending July 31, 2006 - $0
                                     Fiscal Year Ending July 31, 2005 - $0

         (c) Tax Fees -              Fiscal Year Ending July 31, 2006 - $6,000
                                     Fiscal Year Ending July 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending July 31, 2006 - $0
                                     Fiscal Year Ending July 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending July 31, 2006 - $2,186,750
             Fiscal Year Ending July 31, 2005 - $7,926,666

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,409,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Focus Value Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Focus Value Fund, Inc.

Date: September 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Focus Value Fund, Inc.

Date: September 20, 2006


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Focus Value Fund, Inc.

Date: September 20, 2006